SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 1999

                           STATIA TERMINALS GROUP N.V.
             (Exact name of registrant as specified in its charter)

          NETHERLANDS ANTILLES                          0-25821                          52-2003016
    (State or other jurisdiction of                 (Commission File                  (I.R.S. Employer
     incorporation or organization)                     Number)                      Identification No.)

                               TUMBLEDOWN DICK BAY
                       ST. EUSTATIUS, NETHERLANDS ANTILLES
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (011) 5993-82300

                                 NOT APPLICABLE
           ----------------------------------------------------------
         (Former name or former address, if changed since last report.)

                           STATIA TERMINALS GROUP N.V.

                           CURRENT REPORT ON FORM 8-K

Item 5.  Other Events.

         See the two press releases dated December 10, 1999, and December 14, 1999, attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Statia Terminals Group N.V.
                                                      (Registrant)

                                              BY /S/ JAMES F. BRENNER
                                                 -------------------------------
                                                 James F. Brenner
                                                 Vice President and Treasurer

Dated:    December 17, 1999

                           STATIA TERMINALS GROUP N.V.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1     Press Release dated December 10, 1999

99.2     Press Release dated December 14, 1999